UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 6, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-45241                  22-3542636
       ------------               -------------              --------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)               Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued on August 6, 2004, a press release announcing the termination of negotiations to acquire Nostrum Pharmaceuticals Inc., a privately-held corporation engaged in the development of drug delivery products and system.

         A copy of Registrant's press release is attached as Exhibit 99.1.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            99.1.  Press Release, dated August 6, 2004










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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 6, 2004


                                              ELITE PHARMACEUTICALS, INC.


                                              By:   /s/ Bernard Berk
                                              -----------------------
                                                  Name: Bernard Berk
                                                  Title: Chief Executive Officer